UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2017

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
7701 East Kellogg Drive, Suite 300 Wichita, KS		67207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 316.612.6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☒ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02Results of Operations and Financial Condition.

On October 19, 2017, Equity Bancshares, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2017. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 7.01Regulation FD Disclosure.

The Company intends to hold an investor call and webcast to discuss its financial results for the third quarter ended September 30, 2017 on Friday, October 20, 2017, at 9:00 a.m. Central Time. The Company’s presentation to analysts and investors contains additional information about the Company’s financial results for the third quarter ended September 30, 2017 and is furnished as Exhibit 99.2 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 8.01Other Events.

The only information contained in this Form 8-K being filed for the purposes of Rule 425 of the Securities Act is the information relating solely to the proposed mergers between the Company and each of Eastman National Bancshares, Inc. and Cache Holdings, Inc. contained in the press release furnished herewith as Exhibit 99.1.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Earnings Press Release, dated October 19, 2017
99.2	Equity Bancshares, Inc. Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Equity Bancshares, Inc.

Date: October 19, 2017	By: /s/ Gregory H. Kossover
Gregory H. Kossover
Executive Vice President and Chief Financial Officer

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